Exhibit 10.6
OMNIBUS AGREEMENT RELATING TO ASSIGNED INTERESTS
     This Omnibus Agreement Relating to Assigned Interests (hereafter “Agreement”) is made by and among the parties listed in subsection (1) below, on the one hand, and the parties listed in subsection (2) below, on the other, effective this 22nd day of December 2009 (the “Effective Date”):
(1)	Joseph A. Reeves, Jr. (“Reeves”), a person of full age of majority with a mailing address at 11211 Wilding Lane, Houston, Texas 77024; Texas Oil Distribution & Development, Inc. (“TODD”), a Texas corporation with the same mailing address; and JAR Resource Holdings, LLP (“JAR”), a Texas limited liability partnership with the same mailing address (TODD, JAR and Reeves being sometimes referred to below collectively as “Reeves Parties”); and

(2)	The Meridian Resource Corporation (“TMR”), a Texas corporation with a mailing address at 1401 Enclave Parkway, Suite 300, Houston, Texas 77077; The Meridian Resource & Exploration LLC (“TMRX”), a Delaware limited liability company with the same mailing address; Louisiana Onshore Properties LLC (“LOPI”), a Delaware limited liability company with the same mailing address and formerly known as Louisiana Onshore Properties Inc. before its conversion from a Delaware corporation to a Delaware limited liability company; and Cairn Energy USA, Inc. (“Cairn”), a Delaware corporation with the same mailing address (TMR, TMRX, LOPI, and Cairn being sometimes referred to below collectively as “Meridian Parties”).
The above named parties to this Agreement are sometimes referred to below as a “Party” in the singular and as “Parties” in the plural.
Recitals
     WHEREAS TODD and TMRX (then known as Texas Meridian Resources Exploration, Inc.) entered into that certain letter agreement dated July 15, 1996 (the “Letter Agreement”), an accurate copy of which (with exhibits) is attached hereto as Exhibit 1(A); and
     WHEREAS the Letter Agreement provides TODD the right to participate in certain “Prospects” (as defined therein) acquired by TMRX, under the terms and conditions specified in the Letter Agreement; and
     WHEREAS the Letter Agreement utilizes the form Master Participation Agreement attached as Exhibit 1 to the Letter Agreement (the “Form MPA”) to govern Prospects in which TODD elects to participate under the Letter Agreement (each, an “MPA”); and
     WHEREAS although JAR is not a signatory to the Letter Agreement or any MPA, JAR has been assigned interests in certain wells subject to the Letter Agreement by TODD and by Meridian Parties at TODD’s request; and

     WHEREAS Reeves and TMR (then known as Texas Meridian Resources Corporation) entered into an Agreement dated June 27, 1995 but effective January 1, 1994 (the “Original NPI Agreement”), an accurate copy of which is attached as Exhibit 1(B); and
     WHEREAS the Original NPI Agreement provided for assignment of certain net profits interests (“Net Profit Interests” or “NPIs”) to Reeves, in the manner and under the terms and conditions of the said Original NPI Agreement; and
     WHEREAS the Original NPI Agreement was amended by that certain Amendment to Agreement dated June 27, 1995 (the “NPI Amendment”), an accurate copy of which is attached as Exhibit 1(C); and
     WHEREAS Reeves and TMR entered into a Termination Agreement as of April 29, 2008 relating to the Original NPI Agreement (the “Termination Agreement”), an accurate copy of which is attached as Exhibit 1(D); and
     WHEREAS certain questions and disagreements have arisen between the Reeves Parties and the Meridian Parties as to the effect and/or interpretation of certain provisions of the Letter Agreement, Original NPI Agreement, as amended by the NPI Amendment (collectively, the “NPI Agreement”) Termination Agreement, and the interests assigned or owed to the Reeves Parties under the terms of these agreements; and
     WHEREAS contemporaneously herewith and as a material consideration for the execution of this Agreement, the Parties are executing a Settlement and Release Agreement (the “Settlement Agreement”); and
     WHEREAS the Parties wish to resolve said questions and disagreements, clarify the effect of certain provisions in the Letter Agreement and the NPI Agreement, and agree and stipulate with respect to what interests have been or will be assigned or owed to the Reeves Parties under the Letter Agreement and NPI Agreement;
Agreements
     NOW, THEREFORE, to resolve potential disputes and questions concerning the agreements described above, and for other good and valuable cause and consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Reeves Net Profits Interests
1.	The “Properties” as defined in Article I of the Original NPI Agreement, and in which any Meridian Party continues to own any interest, are those lands (a) covered by the mineral leases identified and/or listed on Exhibit 2(A) attached hereto, and/or (b) situated within the boundaries of the contract areas outlined in red on the plats attached as Exhibit 2(B) in globo. These Properties are sometimes hereafter referred to as the “Active NPI Lands.”

2.	The “Properties” as defined in Article I of the Original NPI in which a Meridian Party owned an interest within the three years prior to the effective date of this Agreement, but no longer owns such interest, are those lands (a) covered by the mineral leases identified and/or listed on Exhibit 3(A) and/or (b) situated within the boundaries of the contract areas outlined in red on the plats attached as Exhibit 3(B) in globo. These Properties are sometimes hereafter referred to as “Suspended NPI Lands.”

3.	Exhibit 4 attached hereto sets forth Reeves’s NPIs with respect to all wells identified thereon. The Meridian Parties represent and agree that, to the best of their knowledge and information, written documents reflecting the assignment of these interests have been filed in the public records in the counties or parishes where the properties subject to the NPIs are located. The Meridian Parties further agree that any such assignments that have not, as of yet, been executed and/or filed in those said counties or parishes will be executed and delivered to Reeves by the appropriate Meridian Party within the sooner of 10 business days of request by a Reeves Party or the sale, assignment, or conveyance of any property, interest, or asset to which such NPI interest may apply and will be filed in those said counties or parishes by a Meridian Party within 10 business days after receipt from Reeves of fully executed originals thereof.

4.	Reeves is entitled to an NPI under the NPI Agreement with respect to any well drilled in the future in the Active NPI Lands and Suspended NPI Lands, and/or any Property (as defined in Article I of the Original NPI Agreement) identified within the Active NPI Lands and Suspended NPI Lands, until termination of the NPI in accordance with the Original NPI Agreement as clarified in Paragraph 6 below.

5.	Reeves is not entitled to any NPI, or an assignment of any NPI, from the Meridian Parties (or any AFFILIATE thereof as defined in the NPI Agreement) in any lands not situated within the Active NPI Lands and/or the Suspended NPI Lands.

6.	In clarification of Articles IV(G) and VIII(A) of the Original NPI Agreement, the Parties recognize and agree that if a Meridian Party hereafter sells, assigns, or conveys all of its interests in a mineral right, interest, or lease subject to a Reeves NPI as contemplated in Article IV(G) of the Original NPI Agreement, (a) the sale or assignment shall be made subject to the NPI and the said NPI shall not expire or be extinguished prior to, but shall expire and be extinguished upon, expiration or termination of the mineral right, interest, or lease and (b) Reeves shall retain the right under the NPI Agreement to obtain a further NPI in the event a Meridian Party acquires any further Mineral Interest (as defined in the NPI Agreement) within the same applicable Active NPI Lands or Suspended NPI Lands within three years after such sale, assignment or conveyance by such Meridian Party. The Parties further recognize and agree that if Reeves has an NPI in Louisiana fee lands owned by any Meridian Party, any sale or conveyance of all or any portion of said fee land by a Meridian Party shall be made expressly subject to Reeves’s NPI, and as to the vendee the duration and continuance of Reeve’s NPI thereafter shall be governed by the terms of Louisiana law including the Louisiana Mineral Code.
TODD Interests
7.	An MPA exists in accordance with the Letter Agreement and its attachments between Meridian and TODD as to each of those prospects identified and listed in Exhibit 5 (hereafter referred to as the “Active MPA Prospects”). The said Active MPA Prospects are also defined as those lands situated within the boundaries of the contract areas outlined in red on the plats attached as Exhibit 6 in globo (hereafter as the “MPA Lands”). TODD has the right to participate in wells drilled in the future in the said active MPA Prospects and on the MPA Lands, in accordance with the provisions of the Letter Agreement, its attachments, and any applicable MPAs, Form JOAs (as defined below) and Third Party Operating Agreements (as defined below).

8.	Exhibit 7 sets forth and describes TODD’s gross working interests and net revenue interests with respect to each well listed and identified thereon. Within 10 business days of a request by a Reeves Party, the appropriate Meridian Parties will execute and deliver to TODD any assignment necessary to reflect said interest in the appropriate public records and will file same within 10 business days after receipt from TODD of fully executed originals thereof.

9.	TODD is not entitled to any interest, or an assignment of any interest, from any Meridian Party in any lands not situated within the MPA Lands.
JAR’s Interests
10.	All of JAR’s interests in any Active MPAs were acquired by assignment from TODD or a Meridian Party.

11.	Attached Exhibit 8 sets forth JAR’s gross working interests and net revenue interests in the wells listed therein. Within 10 business days of a request from any Reeves Party, the appropriate Meridian Parties will execute and deliver to JAR any assignment necessary to reflect said interest in the appropriate public records and will file same within 10 business days after receipt from JAR of fully executed originals thereof.

12.	Except as provided in Paragraph 11 above, JAR is not entitled to any interest, or an assignment of any interest, from any Meridian Party in any lands not covered by a prior assignment from TODD or a Meridian Party.
Miscellaneous and General
13.	Any mineral or revenue interest owned by TODD or JAR in an Active MPA is subject to a Form MPA and subject to the Model Form Operating Agreement (hereafter “Form JOA”) attached to the Form MPA, except to the extent that the said Active MPA was subject to a “Third Party Operating Agreement” (meaning an operating agreement other than the Form JOA) prior to the acquisition of the said interest by TODD or JAR, in which case TODD’s and/or JAR’s interest shall be governed by the Third Party Operating Agreement. Exhibit 9 sets forth a non-exclusive list of Third Party Operating Agreements.

14.	The Parties agree that paragraph 7 of the Form MPA and of each and any MPA relating to tax partnerships is deleted entirely. The Parties further acknowledge that no tax partnerships were created between any Meridian Party on the one hand and any Reeves Party on the other with respect to any MPA.

15.	This Agreement and its attached exhibits are intended to clarify the Parties’ rights and obligations and to resolve uncertainty and eliminate disputes that may develop with respect to the interpretation, effect, and/or operation of the Letter Agreement, the NPI Agreement, the Termination Agreement, and all existing and applicable MPAs. This Agreement is not intended as a novation of any of the said agreements, nor intended to modify, amend, change, or revise any provision in the said agreements and contracts, as clarified and specified herein and in the attached Exhibits (including Paragraph 6 above). Other than as expressly provided herein, all of the terms and provisions of the above-said agreements remain fully in force and effect, other than the deletion of Paragraph 7 of the Form MPA and MPAs, as provided in Paragraph 14 above. There are no oral agreements between the Parties. This Agreement along with the Letter Agreement, Notices issued pursuant to the Letter Agreement, MPAs, Form JOAs, Third Party Operating Agreements, NPI Agreement, Termination Agreement, the Settlement Agreement and the assignments executed and/or to be executed under this Agreement, the Letter Agreement, and or NPI Agreement, are all of the agreements between the Parties.

16.	This Agreement is the result of detailed negotiations between the Parties and all Parties contributed to the terms and provisions of this Agreement. Accordingly, no provision in this Agreement shall be interpreted or construed in favor of one Party on grounds the other Party or Parties authored the provision of the Agreement.

17.	This Agreement shall be binding upon and inure to the Parties and their heirs, successors, and assigns.

18.	This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.
          [remainder of page intentionally blank; signature pages follow]

     IN WITNESS WHEREOF, Reeves, TODD and JAR have executed this Agreement in the presence of the undersigned competent witnesses on the date set forth in the notarial acknowledgment below but effective as of the Effective Date.

WITNESSES to all signatures:

Signature:	/s/ Lloyd DeLano	/s/ Joseph A. Reeves, Jr.

Name printed: Lloyd DeLano		Joseph A. Reeves, Jr.

Signature:	/s/ Ethel Pourciaux	Texas Oil Distribution & Development, Inc.

Name printed: Ethel Pourciaux

		By:	/s/ Joseph A. Reeves, Jr.

Joseph A. Reeves, Jr., President

JAR Resource Holdings, LLC
By JAR Resource Corporation, its general partner

		By:	/s/ Joseph A. Reeves, Jr.

Joseph A. Reeves, Jr., President
Notarial acknowledgment
State of Texas
County of Harris
     Before me, the undersigned Notary Public in and for the aforesaid State and County, personally appeared Joseph A. Reeves, Jr., who is personally known to me and who upon being duly sworn by me did state that he executed the foregoing instrument this day (i) as the duly authorized President of Texas Oil Distribution & Development, Inc., a Texas corporation, by the authority of its board of directors as the free act and deed of said corporation, (ii) as the duly authorized President of JAR Resource Corporation, a Texas corporation and the general partner of JAR Resource Holdings, LLC, a Texas limited liability company, by the authority of said corporation’s board of directors and said partnership’s partner as the free act and deed of said corporation and partnership and (iii) as his free and deed in his individual capacity.
     WITNESS MY HAND AND SEAL this 22nd day of December 2009.

/s/ Melinda Frew
Notary Public for the State of Texas
Full name printed: Melinda Frew Notarial Identification Number 00139815-1 My commission expires 11-5-10

     IN WITNESS WHEREOF, TMR, TMRX, LOPI and Cairn have executed this Agreement in the presence of the undersigned competent witnesses on the date set forth in the notarial acknowledgment below but effective as of the Effective Date.

WITNESSES to all signatures		The Meridian Resource Corporation

		By:	/s/ Paul Ching

Paul Ching, Chief Executive Officer

The Meridian Resource & Exploration LLC

Signature:	/s/ Tiffany Peoples Elder

Name printed: Tiffany Peoples Elder		By:	/s/ Paul Ching

Paul Ching, one of its managers

Louisiana Onshore Properties LLC

		By:	/s/ Paul Ching

Paul Ching, one of its managers

Cairn Energy USA, Inc.

Signature:	/s/ Ethel Pourciaux

Name printed: Ethel Pourciaux		By:	/s/ Paul Ching

Paul Ching, Chief Executive Officer
Notarial acknowledgment
State of Texas
County of Harris
     Before me, the undersigned Notary Public in and for the aforesaid State and County, personally appeared Paul Ching, who is personally known to me and who upon being duly sworn by me did state that he executed the foregoing instrument this day (i) as the duly authorized Chief Executive Officer of The Meridian Resource Corporation, a Texas corporation, by the authority of its board of directors as the free act and deed of said corporation, (ii) as a duly authorized manager of The Meridian Resource & Exploration LLC, a Delaware limited liability company, by the authority of its managers as the free act and deed of said company, (iii) as a duly authorized manager of Louisiana Onshore Properties LLC, a Delaware limited liability company, by the authority of its managers as the free act and deed of said company and (iv) as the duly authorized Chief Executive Officer of Cairn Energy USA, Inc., a Delaware corporation, by the authority of its board of directors as the free act and deed of said corporation.
     WITNESS MY HAND AND SEAL this 22nd day of December 2009.

/s/ Melinda Frew
Notary Public for the State of Texas
Full name printed: Melinda Frew Notarial Identification Number 00139815-1 My commission expires 11-5-10